TRANSAMERICA IDEX MUTUAL FUNDS

Supplement dated June 1, 2006 to the Prospectus dated March 1, 2006, as previously supplemented

* * *

All Funds Offering Class A, B, C or T Shares

The following information supplements, amends, and replaces the “Minimum Investment*” table in “Shareholder Information - Opening an Account”:

Minimum Investment*

Type of Account	Minimum Initial Investment (per fund account)	Minimum Subsequent Investment (per fund account)
Regular Accounts	$1,000	$50
IRA, Roth IRA or Coverdell ESA	$1,000	$50
Employer-sponsored Retirement Plans (includes 403(b), SEP and SIMPLE IRA plans)	$1,000	$50
Uniform Gift to Minors (UGMA) or Transfer to Minors (UTMA)	$1,000	$50
Payroll Deduction and Automatic Investment Plans	$ 500	$50**

* TA IDEX reserves the right to change the amount of these minimums from time to time or to waive them in whole or part.

** Minimum per monthly fund account investment.

Note: The minimums may be waived for certain employer sponsored retirement plans under which the employee limits his or her salary deferral purchase to one fund account. There are no minimums for “wrap” accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with TA IDEX or AFSG, and for investments made by a retirement plan described in Section 401(a), 401(k), 401(m) or 457 of the Internal Revenue Code.

The following information supplements, amends, and replaces the first paragraph under “By Telephone” in “Shareholder Information - Buying Shares”:

•

The electronic funds transfer must be established in advance, when you open your account, or by adding this feature to your existing account. Select “Electronic Bank Link” on the application or write to TA IDEX. Due to your bank’s requirements, please allow up to 30 days to establish this option. Call Customer Service to invest by phone, either through our automated system (1-888-233-4339), or by speaking directly with a representative.

The following information supplements, amends, and replaces the first paragraph under “By the Internet” in “Shareholder Information - Buying Shares”:

•

You may request a transfer of funds from your bank account to your TA IDEX account. The electronic bank link option must be established in advance before Automated Clearing House (ACH) purchases will be accepted. (Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link). Payment will be transferred from your bank account electronically.

The following information supplements, amends, and replaces the first paragraph under “Waivers/Exceptions/Changes” in “Shareholder Information - Redemption Fees”:

Currently, TA IDEX does not impose redemption fees on redemption transactions made by investors in retirement plans described in Section 401(a), 401(k), 401(m), 403(b), and 457 of the Internal Revenue Code, or in “wrap” accounts established for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with TA IDEX or AFSG.

The following information supplements, amends, and replaces the discussion under “Class A Shares – Front Load” in “Shareholder Information – Choosing a Share Class”:

With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.) NOTE: You do not pay an initial sales charge on Class A TA IDEX Transamerica Money Market purchases. There are 12b-1 distribution and service fees of up to 0.35% per year.

If you are investing $1 million or more, you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% contingent deferred sales charge (CDSC), unless they were purchased through a retirement plan described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code, or through a “wrap” account for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with TA IDEX or AFSG.

The following information supplements, amends, and replaces the discussion under “Waivers of Class A and T Initial Sales Charges” in “Shareholder Information - Waivers and/or Reduction of Charges”:

Class A and Class T shares may be purchased without a sales charge by:

•

Current or former TA IDEX trustees, directors, officers, full-time employees, sales representatives of TA IDEX, TFAI, their affiliates, and any of the sub-advisers, and immediate family members thereof.

•	Directors, officers, full-time employees and sales representatives of dealers having a sales agreement with AFSG.

•	Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.

•	“Wrap” accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with TA IDEX or AFSG.

•	For retirement plans described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code

that are held through an Omnibus or Network Level 3 account arrangement, TA IDEX will treat Class A share purchases in an amount of less than $1 million as if such purchases were equal to an amount in excess of $1 million. Retirement plans that made Class A share purchases prior to April 28, 2006 without a sales charge may continue to make Class A share purchases without a sales charge. These retirement plan accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the retirement plan.

Persons eligible to buy Class A and Class T shares at NAV may not impose a sales charge when they re-sell those shares.

* * *

Investors Should Retain This Supplement For Future Use